Exhibit 32.2
Section 1350 Certification
In connection with the Annual Report of Allied Healthcare International Inc. (the “Company”) on Form 10-K for the period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Weston, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: December 4, 2009

/s/ Paul Weston
Paul Weston
Chief Financial Officer of the Company (principal financial officer)